EXHIBITS TABLE

           21.1 Monthly Remittance Report for the month of May, 1996.

                                  EXHIBIT 21.1

                            ALLIANCE FUNDING COMPANY
           BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK, FSB
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                1996-1 SUB-POOL 1

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
      DATED AS OF MARCH 1, 1996 LEE SERVICING COMPANY REPORTS THE FOLLOWING
               INFORMATION PERTAINING TO SERIES 1996-1 SUB-POOL 1
                     FOR MAY 28, 1996, THE REMITTANCE DATE.

                          DUE PERIOD ENDED: MAY 1, 1996

- --------------------------------------------------------------------------------

       1  Total Actual Principal Collections                   379,007.56
       2  Total Actual Interest Collections                    525,050.87
       3  Additional Proceeds                                        0.00
                                                             ------------
       4            Total Collections:                         904,058.43
       5  Pre-Funding Account Transfer                           2,527.68
       6  Interest Coverage Account Transfer                    49,253.36
                                                             ------------
       7            Additional Transfers:                       51,781.04
                                                             ------------
       8  Aggregate Amount Received:                           955,839.47

          Monthly Advance
       9    Delinquent Interest                                191,380.76
      10    Compensating Interest                                1,207.55
      11    Amounts Held for Future Distributions                    0.00
                                                             ------------
      12  Available Remittance Amount:                       1,148,427.78
      13  Less:     Service Fees                                32,863.05
      14            Expense Account Deposit:                     2,040.01
                                                             ------------
      15  Adjusted Remittance Amount:                        1,113,524.72

          Remaining Amount Available:
      16    Adjusted Remittance Amount                       1,113,524.72
      17    Insured Payments                                         0.00
      18    Insurance Account Deposit @ 13 bp
              the Ending Principal balance                       8,867.39
      19    Class Remittance Amounts                         1,104,657.33
      20    Non-Recoverable Advances not
              previously reimbursed                                  0.00
                                                             ------------
      21  Total Remaining Amount Available:                          0.00
                                                             ============

          Amount of Reimbursements Pursuant to Sec. 5.04
      22    Servicing Fee                                            0.00
      23    Monthly Advances and Servicer Advances                   0.00
      24    Other Mortgage Payments                                  0.00
      25    Interest Earned on P&I Deposits                          0.00
      26    Additional Servicing Compensation                        0.00


                                     1 of 4

                                                    ALLIANCE FUNDING COMPANY
                                   BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK, FSB
                                                       DESIGNATED SERVICER
                                                     SERVICER'S CERTIFICATE

                                                        1996-1 SUB-POOL 1

                IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF MARCH 1, 1996
                                          LEE SERVICING COMPANY REPORTS THE FOLLOWING
                    INFORMATION PERTAINING TO SERIES 1996-1 SUB-POOL 1 FOR MAY 28, 1996, THE REMITTANCE DATE.

                                                  DUE PERIOD ENDED: MAY 1, 1996
                                                       Total               Class A1              Class A2              Class A3
                                                   -------------         -------------         -------------         ------------
27  Number of Loans                                         1089
28  Original Loan balance                          66,736,146.28         17,126,377.21         28,464,621.60         6,099,561.77
29  Pre-Funding Account Balance                    15,498,183.07          4,107,952.14          6,535,378.40         1,400,438.23
30  Additional principal reduction                    252,531.93            252,531.93                  0.00                 0.00
31  Realized losses, LTD                                    0.00                  0.00                  0.00                 0.00
32  Carryforward amount                                     0.00                  0.00                  0.00                 0.00
                                                   -------------         -------------         -------------         ------------
33  Total class principal                          81,981,797.42         20,981,797.42         35,000,000.00         7,500,000.00
34       Pool factor per loan balance                72.0762766%           20.6341894%           34.2947248%           7.3488696%
35       Factor per class balance                   100.0000000%           26.5060241%           42.1686747%           9.0361446%
36  Class R Remittance                                247,037.66
37  Additional Principal due Class A                (247,037.66)
38  Interest remittance @ Class Yield                 476,084.43            114,001.10            199,500.00            44,500.00
    Principal additions:
39            Number of loans                                246
40            Transfers from Pre-Funding Account   15,495,655.39          4,107,282.15          6,534,312.51         1,400,209.82
    Principal reductions:
41            Prepayments - number                             8                     8
42            Prepayments - dollar                    316,761.56            316,761.56                  0.00                 0.00
43            Net Liquidation Proceeds                      0.00                  0.00                  0.00                 0.00
44            Curtailments                                  0.00                  0.00                  0.00                 0.00
45            Normal and excess payments               62,246.00             62,246.00                  0.00                 0.00
46            Pre-Funding Account Transfer              2,527.68                669.99              1,065.89               228.40
                                                   -------------         -------------         -------------         ------------
47  Total principal Remittance                        381,535.24            379,677.55              1,065.89               228.40
48  Additional principal reduction                    247,037.66            247,037.66                  0.00                 0.00
                                                   -------------         -------------         -------------         ------------
49  Total remittance                                1,104,657.33            740,716.31            200,565.89            44,728.40
                                                   =============         =============         =============         ============
50  Current Month Realized Loss - number                       0                     0
51  Current Month Realized Loss - dollar                    0.00                  0.00
52  Number of Loans                                         1327
    Class principal balance - end of month

53  Loan balance                                   81,852,794.11         20,854,651.80         34,998,934.11         7,499,771.59
54  Pre-Funding Account Balance                             0.00                  0.00                (0.00)                 0.00
55  Additional principal reduction,  LTD              499,569.59            499,569.59                  0.00                 0.00
56  Realized losses, LTD                                    0.00                  0.00                  0.00                 0.00
                                                   -------------         -------------         -------------         ------------
57  Total Class A principal                        81,353,224.52         20,355,082.21         34,998,934.11         7,499,771.60
58  Class factor per loan balance                    88.3771723%           25.1260865%           42.1673905%           9.0358694%
59  Class factor per class balance                   98.0159332%           24.5241954%           42.1673905%           9.0358694%



                                                      Class A4            Class A5            Class R
                                                    ------------        ------------        ----------
27  Number of Loans
28  Original Loan balance                           8,132,749.03        6,912,836.67
29  Pre-Funding Account Balance                     1,867,250.97        1,587,163.33
30  Additional principal reduction                          0.00                0.00
31  Realized losses, LTD                                    0.00                0.00
32  Carryforward amount                                     0.00                0.00
                                                    ------------        ------------
33  Total class principal                          10,000,000.00        8,500,000.00
34       Pool factor per loan balance                 9.7984928%          8.3287189%
35       Factor per class balance                    12.0481928%         10.2409639%
36  Class R Remittance                                                                      247,037.66
37  Additional Principal due Class A                                                       (247,037.66)
38  Interest remittance @ Class Yield                  62,833.33           55,250.00
    Principal additions:
39            Number of loans
40            Transfers from Pre-Funding Account    1,866,946.43        1,586,904.47
    Principal reductions:
41            Prepayments - number
42            Prepayments - dollar                          0.00                0.00
43            Net Liquidation Proceeds                      0.00                0.00
44            Curtailments                                  0.00                0.00
45            Normal and excess payments                    0.00                0.00
46            Pre-Funding Account Transfer                304.54              258.86
                                                    ------------        ------------        ----------
47  Total principal Remittance                            304.54              258.86
48  Additional principal reduction                          0.00                0.00
                                                    ------------        ------------
49  Total remittance                                   63,137.87           55,508.86              0.00
                                                    ============        ============        ==========
50  Current Month Realized Loss - number
51  Current Month Realized Loss - dollar
52  Number of Loans
    Class principal balance - end of month

53  Loan balance                                    9,999,695.46        8,499,741.14
54  Pre-Funding Account Balance                           (0.00)                0.00
55  Additional principal reduction,  LTD                    0.00                0.00
56  Realized losses, LTD                                    0.00                0.00
                                                    ------------        ------------
57  Total Class A principal                         9,999,695.46        8,499,741.14
58  Class factor per loan balance                    12.0478259%         10.2406520%
59  Class factor per class balance                   12.0478259%         10.2406520%

                                    2 of 4

                                                    ALLIANCE FUNDING COMPANY
                                   BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK, FSB
                                                       DESIGNATED SERVICER
                                                     SERVICER'S CERTIFICATE

                                                        1996-1 SUB-POOL 1

                IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF MARCH 1, 1996
                                          LEE SERVICING COMPANY REPORTS THE FOLLOWING
                    INFORMATION PERTAINING TO SERIES 1996-1 SUB-POOL 1 FOR MAY 28, 1996, THE REMITTANCE DATE.

                                                  DUE PERIOD ENDED: MAY 1, 1996

                                              Total         Class A1        Class A2       Class A3       Class A4        Class A5
                                          ------------   -------------   -------------   ------------   -------------   ------------
60  Weighted Note Rate - THIS remittance      11.35194%
61  Weighted Note Rate - NEXT remittance      11.35394%
62    Pass-Through Rate - THIS remittance                     6.52000%        6.84000%       7.12000%        7.54000%       7.80000%

63  Weighted Average Remaining Term             223.93

64  Original Pool - Principal Balance    52,491,569.72   13,913,428.12   22,134,999.28   4,743,214.13    6,324,285.51   5,375,642.68
65  Original Pool - Pre-Funding Account  30,508,430.28    8,086,571.88   12,865,000.72   2,756,785.87    3,675,714.49   3,124,357.32
66  Original Pool - Additonal Principal           0.00            0.00            0.00           0.00            0.00           0.00
      Reduction
                                          ------------   -------------   -------------   ------------   -------------   ------------
67  Original Pool Total                  83,000,000.00   22,000,000.00   35,000,000.00   7,500,000.00   10,000,000.00   8,500,000.00

68  Original Pool - Number of Loans              864

- ------------------------------------------------------------------------------------------------------------------------------------




    CLASS A OVER-COLLATERALIZATION RECONCILIATION

                                                  Beg. of Month       Current Month      End of Month
                                                  -------------       -------------      ------------
69  Additional Principal Reduction,  LTD           252,531.93          247,037.66          499,569.59
70  Less:  Realized Losses, LTD                          0.00                0.00                0.00
                                                   ----------          ----------        ------------
71  Over-collateralization of Principal            252,531.93          247,037.66          499,569.59
                                                   ==========          ==========        ============

72  Base Overcollateralization Required                                                  4,150,000.00
73  Required Over-collateralication Amount                                               4,150,000.00


    CURRENT MONTH SUBORDINATED AMOUNT             Beg. of Month       Current Month      End of Month
                                                  -------------       -------------      ------------
74  Original Subordinated Amount                                       N/A               8,798,000.00
75  Less:  Cummulative Realized Losses                   0.00                0.00                0.00
76  Plus:  Cummulative Additional Proceeds               0.00                0.00                0.00
                                                   ----------          ----------        ------------
77  Current Subordinated Amount                          0.00                            8,798,000.00
                                                   ==========          ==========        ============


    NONRECOVERABLE ADVANCE RECONCILIATION

78  Beginning of Month                                                       0.00
79  Current Month Unpaid Nonrecoverable Advance                              0.00
80  Less: Current Month Reimbursment                                         0.00
                                                                       ----------
81  End of Month                                                             0.00
                                                                       ==========


                                    3 of 4

                                                    ALLIANCE FUNDING COMPANY
                                   BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK, FSB
                                                       DESIGNATED SERVICER
                                                     SERVICER'S CERTIFICATE

                                                        1996-1 SUB-POOL 1

                IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF MARCH 1, 1996
                                          LEE SERVICING COMPANY REPORTS THE FOLLOWING
                    INFORMATION PERTAINING TO SERIES 1996-1 SUB-POOL 1 FOR MAY 28, 1996, THE REMITTANCE DATE.

                                                  DUE PERIOD ENDED: MAY 1, 1996


                                                         Class A1        Class A2        Class A3       Class A4        Class A5
                                      --------------  --------------  --------------  -------------  --------------  -------------
82  Total Class Principal -
      Original Pool                   $83,000,000.00  $22,000,000.00  $35,000,000.00  $7,500,000.00  $10,000,000.00  $8,500,000.00
83  Interest Remittance Amount            476,084.43      114,001.10      199,500.00      44,500.00       62,833.33      55,250.00
84  Interest Rate Factor / 1000             5.735957        5.181868        5.700000       5.933333        6.283333       6.500000

85  Total Principal Collections           379,007.56      379,007.56            0.00           0.00            0.00           0.00
86  Prefunding Account Transfer             2,527.68          669.99        1,065.89         228.40          304.54         258.86
87  Additional Principal Reduction        247,037.66      247,037.66            0.00           0.00            0.00           0.00
                                      --------------  --------------  --------------  -------------  --------------  -------------
88  Principal Remittance Amount           628,572.90      626,715.21        1,065.89         228.40          304.54         258.86
89  Principal Payment Factor/1000           7.573167       28.487055        0.030454       0.030454        0.030454       0.030454
90  Principal Factor                      980.159332      925.231010      999.969546     999.969546      999.969546     999.969546


91  Prior Month Principal Factor          987.732499      953.718065    1,000.000000   1,000.000000    1,000.000000   1,000.000000


                                                             4 of 4

                            ALLIANCE FUNDING COMPANY
           BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK FSB,
                               DESIGNATED SERVICER
                              SERVICERS CERTIFICATE

                                1996-1 SUB POOL 2

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
              DATED AS OF MARCH 1, 1996 AND THE INSURANCE AGREEMENT
    DATED AS OF MARCH 22, 1996, LEE SERVICING COMPANY REPORTS THE FOLLOWING
               INFORMATION PERTAINING TO SERIES 1996-1 SUB POOL 2
                     FOR MAY 28, 1996, THE REMITTANCE DATE.

                            PERIOD ENDED: MAY 1, 1996

- --------------------------------------------------------------------------------

   1  Total Actual Principal Collections                          1,945,430.62
   2  Total Actual Interest Collections                             446,346.59
   3  Additional Proceeds                                                 0.00
                                                                  ------------
   4            Total Collections                                 2,391,777.21
   5  Pre-Funding Account Transfer                                    1,934.78
   6  Interest Coverage Account Transfer                              34,687.84
                                                                  ------------
                Additional Transfers:                                36,622.62
                                                                  ------------
   7  Aggregate Amount Received:                                  2,428,399.83

      Monthly Advance
   8      Delinquent Interest                                       170,865.80
   9      Compensating Interest                                       6,533.61
  10      Amounts Held for Future Distributions                           0.00
  11      Supplemental Interest                                           0.00
                                                                  ------------
  12  Available Remittance Amount:                                2,605,799.24
  13  Less:     Service Fees                                         33,109.59
  14            Expense  Account Deposit                              2,018.35
  15  Deposits/Withdrawals for Cross Collaterlization                     0.00
                                                                  ------------
  16  Adjusted Remittance Amount:                                 2,570,671.30

      Remaining Amount Available:
  17           Adjusted Remittance Amount                         2,570,671.30
  18           Insured Payments                                           0.00
  19           Insurance Account Deposit @ 13bp
                  the ending Class A P-balance                        9,027.51
  20           Class Remittance Amounts                           2,561,643.79
  21  Non-Recoverable Advances not
        previously reimbursed                                             0.00
                                                                  ------------
  22  Total Remaining Amount Available:                                   0.00
                                                                  ============
      Amount of Reimbursements Pursuant to Sec. 5.04
  23      Servicing Fee                                                   0.00
  24      Monthly Advances and Servicer Advances                          0.00
  25      Other Mortgage Payments                                         0.00
  26      Interest Earned on P & I Deposits                               0.00
  27      Additional Servicing Compensation                               0.00

                                                  ALLIANCE FUNDING COMPANY
                                 BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK FSB,
                                                    DESIGNATED SERVICER
                                                   SERVICERS CERTIFICATE

                                                     1996-1 SUB POOL 2

             IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF MARCH 01, 1996
            AND THE INSURANCE AGREEMENT DATED AS OF MARCH 22, 1996, LEE SERVICING COMPANY REPORTS THE FOLLOWING
                 INFORMATION PERTAINING TO SERIES 1996-1 SUB POOL 2 FOR MAY 28, 1996, THE REMITTANCE DATE.

                                                 PERIOD ENDED: MAY 1, 1996

                                                                        Total             Class 2-A              Class R
                                                                    -------------        -------------         ------------
28  Number of Loans                                                           620
29  Opening Loan balance                                            72,070,903.84        72,070,903.84
30  Pre-Funding Account Balance                                     13,207,330.95        13,207,330.95
31  Additional principal reduction, LTD                              2,596,708.82         2,596,708.82
32  Realized losses, LTD                                                     0.00                 0.00
33  Carryforward amount                                                      0.00                 0.00
                                                                    -------------        -------------
34  Total Class Principal Balance                                   82,681,525.97        82,681,525.97
35    Pool factor per loan balance                                    86.8324143%          86.8324143%
36    Factor per class  balance                                      100.0000000%         100.0000000%
37  Class R Remittance                                                 174,877.76                                174,877.76
38  Additional Principal due Class A                                  (174,877.76)                              (174,877.76)
39  Deposits/Withdrawals for Cross Collaterlization                          0.00                                      0.00
40  Interest remittance                                                439,400.63           439,400.63
    Principal additions:
41      Number of loans                                                       116
42      Transfers from Pre-Funding Account                          13,205,396.17        13,205,396.17
    Principal reductions:
43      Prepayments - number                                                   13                   13
44      Prepayments - dollar                                         1,778,142.66         1,778,142.66
45      Net Liquidation Proceeds                                             0.00                 0.00
46      Curtailments                                                         0.00                 0.00
47      Normal and excess payments                                     167,287.96           167,287.96
48      Pre-Funding Account Transfer                                     1,934.78             1,934.78
                                                                    -------------        -------------         ------------
49  Total principal Remittance                                       1,947,365.40         1,947,365.40
50  Additional principal reduction                                     174,877.76           174,877.76
                                                                    -------------        -------------         ------------
51  Total remittance                                                 2,561,643.79         2,561,643.79                 0.00
                                                                    =============        =============         ============
52  Carryforward Amount                                                      0.00
53  Current Month Realized Loss - number                                        0
54  Current Month Realized Loss - dollar                                     0.00
55            Number of Loans                                       #         723
    Class principal balance - end of month
56  Loan balance                                                    83,330,869.39        83,330,869.39
57  Pre-Funding Account Balance                                              0.00                 0.00
58  Additional principal reduction,  LTD                             2,771,586.58         2,771,586.58
59  Realized losses, LTD                                                     0.00                 0.00
60  Carryforward amount                                                      0.00                 0.00
                                                                    -------------        -------------
61  Total Class A principal                                         80,559,282.81        80,559,282.81
62  Class factor per loan balance                                    100.3986378%         100.3986378%
63  Class factor per class balance                                    97.0593769%          97.0593769%


                                                  ALLIANCE FUNDING COMPANY
                                 BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK FSB,
                                                    DESIGNATED SERVICER
                                                   SERVICERS CERTIFICATE

                                                     1996-1 SUB POOL 2

             IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF MARCH 01, 1996
            AND THE INSURANCE AGREEMENT DATED AS OF MARCH 22, 1996, LEE SERVICING COMPANY REPORTS THE FOLLOWING
                 INFORMATION PERTAINING TO SERIES 1996-1 SUB POOL 2 FOR MAY 28, 1996, THE REMITTANCE DATE.

                                                 PERIOD ENDED: MAY 1, 1996
                                                                       Total              Class A1
                                                                   -------------        -------------
64    Weighted Note Rate:                                               9.44288%
65  Pass-Through Rate:                                                  5.79750%             5.79750%
66  Related Remittance Period                                          25-Apr-96               thru           27-May-96
67  Days in Related Period:                                                33
68  Weighted Average Remaining Term                                       357.31
69  Original Pool - Principal Balance                              57,027,110.90        57,027,110.90
70  Original Pool - Pre-Funding Account                            28,407,783.59        28,407,783.59
71  Original Pool - Additional Principal Reduction                  2,434,894.49         2,434,894.49
                                                                   -------------        -------------
72  Original Pool Total                                            83,000,000.00        83,000,000.00
73  Original Pool - Number of Loans                                     318

- ---------------------------------------------------------------------------------------------------------------------------





    CLASS A OVERCOLLATERALIZATION RECONCILIATION

                                                                 Beginning of Month     Current Month        End of Month
                                                                 ------------------     -------------        ------------
74  Additional Principal Reduction, LTD                             2,596,708.82          174,877.76         2,771,586.58
75  Less:  Realized Losses, LTD                                             0.00                0.00                 0.00
76  Deposits/Withdrawals from Cross Collaterlization                        0.00                0.00                 0.00
                                                                    ------------          ----------         ------------
77  Overcollateralization of Principal                              2,596,708.82          174,877.76         2,771,586.58
                                                                    ============          ==========         ============
78  Base Overcollateralization Requirement                                                                   4,058,157.00


    CURRENT MONTH SUBORDINATED AMOUNT                            Beginning of Month     Current Month        End of Month
                                                                 ------------------     -------------        ------------
79  Original Subordinated Amount                                    9,269,686.00             N/A             9,269,686.00
80  Less:  Cumulative Realized Losses                                       0.00                0.00                 0.00
81  Plus:  Cumulative Additional Proceeds                                   0.00                0.00                 0.00
                                                                    ------------          ----------         ------------
82  Current Subordinated Amount                                     9,269,686.00                             9,269,686.00
                                                                    ============                             ============

    NONRECOVERABLE ADVANCE RECONCILIATION

83  Beginning of Month                                                      0.00
84  Current Month Unpaid Nonrecoverable Advance                             0.00
85  Less: Current Month Reimbursment                                        0.00
                                                                    ------------
86  End of Month                                                            0.00
                                                                    ============


                            ALLIANCE FUNDING COMPANY
           BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK FSB,
                               DESIGNATED SERVICER
                              SERVICERS CERTIFICATE

                                1996-1 SUB POOL 2

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
              DATED AS OF MARCH 1, 1996 AND THE INSURANCE AGREEMENT
    DATED AS OF MARCH 22, 1996, LEE SERVICING COMPANY REPORTS THE FOLLOWING
               INFORMATION PERTAINING TO SERIES 1996-1 SUB POOL 2
                     FOR MAY 28, 1996, THE REMITTANCE DATE.

                            PERIOD ENDED: MAY 1, 1996
                                                                     Class A1
                                               --------------     --------------
87  Total Class Principal - Original Pool      $83,000,000.00     $83,000,000.00
88  Interest Remittance Amount                     439,400.63         439,400.63
89  Interest Rate Factor / 1000                      5.293983           5.293983

90  Total Principal Collections                  1,945,430.62       1,945,430.62
91  Prefunding Account Transfer                      1,934.78           1,934.78
92  Additional Principal Reduction                 174,877.76         174,877.76
                                               --------------     --------------
93  Principal Remittance Amount                  2,122,243.16       2,122,243.16
94  Principal Payment Factor/1000                   25.569195          25.569195
95  Principal Factor                               970.593768         970.593768

96  Prior Month Principal Factors                  996.162963         996.162963